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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2004

FIRST HORIZON PHARMACEUTICAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware (State of incorporation)	000-30123 (Commission File Number)	58-2004779 (IRS Employer Identification No.)

6195 Shiloh Road
Alpharetta, Georgia 30005
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (770) 442-9707

Item 7. Financial Statements and Exhibits.

(c)
Exhibits

Exhibit No.	Description
99.1	Press Release dated May 17, 2004 regarding the entering into a License and Supply Agreement with SkyePharma for exclusive rights to a cardiovascular product.

Item 9. Regulation FD Disclosure.

        On May 17, 2004, First Horizon Pharmaceutical Corporation issued a press release regarding the entering into a License and Supply Agreement with SkyePharma for exclusive rights to a cardiovascular product. A copy of this press release is being furnished as Exhibit 99.1 of this Current Report on Form 8-K.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON PHARMACEUTICAL CORPORATION (Registrant)
By:	/s/ DARRELL BORNE
Name:	Darrell Borne
Title:	Chief Financial Officer

Date: May 20, 2004

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Exhibits

Exhibit No.	Description
99.1	Press Release dated May 17, 2004 regarding the entering into a License and Supply Agreement with SkyePharma for exclusive rights to a cardiovascular product.

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
Exhibits